UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Diebold Nixdorf, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Your Vote Counts!
DIEBOLD NIXDORF, INCORPORATED 2026 Annual Meeting Vote by May 21, 2026 11:59 PM Eastern Daylight Time

DIEBOLD NIXDORF, INCORPORATED 350 ORCHARD AVENUE NE NORTH CANTON, OH 44720

V90793-P46032

You invested in DIEBOLD NIXDORF, INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2026.

Get informed before you vote

View the Notice and Proxy Statement and 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Arthur F. Anton	For

1b.	Patrick J. Byrne	For

1c.	Matthew J. Espe	For

1d.	Mark Gross	For

1e.	Maura A. Markus	For

1f.	Octavio Marquez	For

1g.	David H. Naemura	For

1h.	Dr. Colin J. Parris	For

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.	For

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V90794-P46032